Registration No. 333-111796

As filed with the Securities and Exchange Commission on __________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                 AMENDMENT NO. 1

                                       TO

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      Under

                           THE SECURITIES ACT OF 1933

                               ------------------

                                    XRG, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                                     58-2583457
(State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                      Identification No.)

                         5301 Cypress Street, Suite 111
                              Tampa, Florida 33607
                    (Address of principal executive offices)

                      2004 Non-Qualified Stock Option Plan
                            (Full title of the plan)

                                                          Copy to:
    Kevin P. Brennan, President & CEO
                XRG, Inc.                          Carolyn T. Long, Esquire
      5301 Cypress Street, Suite 111               Martin A. Traber, Esquire
           Tampa, Florida 33607                         Foley & Lardner
              (813) 637-0700                  100 North Tampa Street, Suite 2700
   (Name, address and telephone number,              Tampa, Florida 33602
including area code, of agent for service)              (813) 229-2300

                           INCORPORATION BY REFERENCE

                                       OF

                         EARLIER REGISTRATION STATEMENT

                  XRG, Inc. (the "Registrant") has previously registered 3,000,000 shares of its Common Stock, par value $.001 per share, for issuance under its 2004 Non-Qualified Stock Option Plan (the "Plan"). The registration of such shares was effected on a Registration Statement on Form S-8 filed with the Securities and Exchange Commission on January 9, 2004, bearing the file number 333-111796 (the "Earlier Registration Statement"). This Registration Statement is being filed to in order file the Amended & Restated 2004 Non-Qualified Stock Option Plan ("Amended Plan"). Accordingly, pursuant to General Instruction E of Form S-8, the contents of the Earlier Registration Statement are hereby incorporated herein by reference.


                                     PART II
                                     -------

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
               --------------------------------------------------


Item 8.           Exhibits.
                  --------



       EXHIBIT NO.                       EXHIBIT

(4.1)              Amended & Restated 2004 Non-Qualified Stock Option Plan

(5)                Opinion of Foley & Lardner regarding legality of common stock

(23.1)             Consent of Pender Newkirk & Company, CPAs

(23.2)             Consent of Foley & Lardner (contained in Exhibit 5 hereto)

(24) Power of Attorney relating to subsequent amendments (included on the signature page to this Registration Statement)

                                   SIGNATURES

                  The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, and State of Florida, on this 26th day of February, 2004.

                                        XRG, Inc.



                                        By:  /s/ Kevin P. Brennan
                                           ----------------------
                                             Kevin P. Brennan
                                             President & CEO



                  Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.



                  Signature                                      Title                                Date

                                               President and Chief Executive Officer,
/s/ Kevin P. Brennan                           (Principal Executive Officer) and
----------------------------                   Director                                        February 26, 2004
Kevin P. Brennan


/s/ Stephen Couture                            Vice President, Finance, Chief Financial
----------------------------                   Officer and Director                            February 26, 2004
Stephen Couture


/s/ Donald G. Huggins, Jr.                     Executive Vice President and Chairman of
----------------------------                   the Board                                       February 26, 2004
Donald G. Huggins, Jr.

                                  EXHIBIT INDEX



                                    XRG, INC.


                      2004 Non-Qualified Stock Option Plan


    EXHIBIT NO.                          EXHIBIT

(4.1)             Amended & Restated 2004 Non-Qualified Stock Option Plan

(5)               Opinion of Foley & Lardner regarding legality of common stock

(23.1)            Consent of Pender Newkirk & Company, CPAs

(23.2)            Consent of Foley & Lardner (contained in Exhibit 5 hereto)

(24) Power of Attorney relating to subsequent amendments (included on the signature page to this Registration Statement)